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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing of a Statement on
Schedule 13D (including any and all amendments thereto) with respect to the shares of Class A Common Stock, par value $0.001 per share, and the shares of Class B Common Stock, par value $0.001 per share, of International Manufacturing Services, Inc. and further agree that this Joint Filing Agreement (this "Agreement") be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

Dated as of November 2, 1998

                                          ONEX CORPORATION

                                          By: /s/ ANTHONY MUNK
                                             -----------------------------------
                                          Name:  Anthony Munk
                                          Title: Authorized Signatory

                                           /s/ ANTHONY MUNK
                                          --------------------------------------
                                          Authorized Signatory for
                                          Gerald W. Schwartz

                                          CELESTICA INC.
                                          By: /s/ BETTY DELBIANCO
                                             -----------------------------------
                                          Name:  Betty DelBianco
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                          CELESTICA ASIA INC.
                                          By:    /s/ BETTY DELBIANCO
                                             -----------------------------------
                                          Name:  Betty DelBianco
                                          Title: Vice President and General
                                                 Counsel and Secretary